SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
March 20, 2009

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7135 Ardmore
Houston, Texas 77054
(Address of principal executive offices) (zip code)
(713) 996-4110
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On March 20, 2009, T-3 Energy Services, Inc. issued a press release announcing that Gus D. Halas, the Company’s Chairman and Chief Executive Officer, will present at the Howard Weil 37th Annual Energy Conference in New Orleans on Thursday, March 26, 2009 at 10:10 a.m. Central Time. A copy of the press release and presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. A copy of the presentation has also been posted to the Investor Relations page of the Company’s website at www.t3energyservices.com.
     Information on the Company’s website is not incorporated by reference in this Form 8-K. The information in this report and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless T-3 Energy Services, Inc. expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          Exhibit 99.1     Press Release dated March 20, 2009
          Exhibit 99.2     T-3 Energy Services, Inc. Management Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: March 20, 2009	By:	/s/ James M. Mitchell
James M. Mitchell
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 20, 2009
99.2	T-3 Energy Services, Inc. Management Presentation

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